SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) September 15, 1999

                     Partners First Receivables Funding, LLC
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


  333-29495 and 333-29495-01                         52-2072056
  (COMMISSION FILE NUMBERS)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                            Index to Exhibits appears at page 4.

ITEM 5.    OTHER EVENTS.

                  On August 27, 1999, BankBoston Corporation sold its subsidiary, BankBoston (NH), N.A. (the "Bank"), to EFS (U.S.), Inc. ("EFS"), a subsidiary of Bank of Montreal and its U.S.-based holding company affiliate, Bankmont Financial Corp. EFS now owns 100% of the voting shares of the Bank, which has been renamed "Harris Bank (NH), N.A.", as well as 88% of the common equity of the servicer. This acqusition has enabled the Bank to continue to act as the financial institution which originates receivables for the Partners First Credit Card Master Trust.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                   (REGISTRANT)



Dates:  September 15, 1999          By:     /s/ Mark J. Norwicz
                                            -----------------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer



                                    PARTNERS FIRST CREDIT CARD MASTER TRUST
                                                   (CO-REGISTRANT)



  Dates:  September 15, 1999                By:      PARTNERS FIRST RECEIVABLES
                                                     FUNDING, LLC
                                                     (Originator of the
                                                      Co-Registrant)



                                            /s/ Mark J. Norwicz
                                            -----------------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description
- -----------       --------------------

20                Monthly Servicer's Certificate.